UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/18

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter February 28, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 28, 2018, mostly upbeat global economic data, improved corporate earnings and generally supportive monetary policies benefited global securities markets. The European Central Bank (ECB) and the Bank of Japan (BOJ) kept their benchmark interest rates unchanged, while the US Federal Reserve (Fed) raised the target range for the federal funds rate at its December 2017 meeting amid signs of a growing US economy. The BOJ maintained its quantitative easing measures during the period, while the ECB began to reduce its bond purchases in January 2018. The Fed also began a gradual reduction in its balance sheet during the period as part of its ongoing plan to normalize US monetary policy. However, investors expressed concerns about the pace of central bankers’ monetary policy tightening amid an improving economic outlook. In this environment, global developed and emerging market stocks generated strong returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Growth Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Growth Fund, Inc.

This letter reflects our analysis and opinions as of February 28, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Growth Fund, Inc.

This semiannual report for Templeton Growth Fund, Inc. covers the period ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares delivered a +5.84% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock performance in global developed and emerging markets, generated a +9.29% total return.1 For the 10-year period ended February 28, 2018, the Fund’s Class A shares generated a +55.49% cumulative total return, compared with the MSCI ACWI’s +82.84% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks generated a +9.29% total return, as measured by the MSCI ACWI.1 Global markets were also aided by price gains in oil and other commodities, the European Central

Geographic Composition

Based on Total Net Assets as of 2/28/18

Bank’s (ECB’s) extension of its monetary easing program, encouraging corporate earnings reports and the passage of the US tax reform bill.

However, global markets reflected investor concerns about geopolitical tensions in the Korean peninsula, expectations that key central bankers around the world may potentially raise interest rates amid an improving economic outlook, and political uncertainties in the US and the European Union (EU). In early February, global markets experienced significant volatility amid concerns about stronger inflation and rising long-term interest rates in the US.

The US economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter as lower inventory investment and higher imports partially offset the positive contributions of growth in consumer spending, business and housing investment, exports, and government spending. The unemployment rate declined from 4.4% in August 2017 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in August 2017 to 2.2% at period-end.2 The US Federal Reserve (Fed) began reducing its balance sheet in October and raised its target range for the federal funds rate 0.25% to 1.25%–1.50% in December. The Fed left its target rate for the federal funds rate unchanged

1. Source: Morningstar. As of 2/28/18, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +4.51%, compared with the MSCI ACWI’s 10-year average annual total return of +6.22%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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at its January 2018 meeting, but expressed that it anticipated inflation to rise in 2018 and stabilize around the 2% target over the medium term.

In Europe, the UK’s economic growth moderated in 2017’s fourth quarter over the previous quarter, due to slower growth in production output, household spending and business investment. In November, the Bank of England raised its key policy rate for the first time in a decade. The eurozone’s growth moderated in 2017’s fourth quarter over the previous quarter. The bloc’s annual inflation rate ended the period lower than in August 2017. The ECB kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s gross domestic product (GDP) growth slowed in 2017’s fourth quarter compared to the third quarter, as a slowdown in business spending and contractions in private residential investment offset a recovery in private consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP grew in 2017’s fourth quarter, although at a slower pace compared to the previous quarter. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s GDP grew in 2017’s fourth quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s GDP grew at a stable rate in 2017’s fourth quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Global equities carried positive momentum into the semiannual review period, rising every month until February, when volatility resurfaced as concerns about the pace of central bank policy tightening sparked a sharp sell-off in risk assets. In this environment, the Fund delivered solid absolute gains, but it underperformed its benchmark, the MSCI ACWI. Despite relative headwinds, we were encouraged by a number of market transitions that we believe align well with our strategy going forward. After years of official stimulus, central bankers—led by the Fed—are tightening policies. After years of tranquility, volatility is awakening. After a long period of low inflation, low global growth and ultra-low interest rates, inflationary forces are stirring, growth is accelerating and bond yields are rising. As these key underpinnings of global financial markets change, so too will the characteristics and leadership of those markets. The leaders of the last cycle—US equities, growth stocks, and consumer and internet stocks—have become priced at levels that dramatically increase the likelihood of sub-par future returns, in our view. However, we believe shifting conditions may facilitate the passing of the performance baton to the last cycle’s laggards: international equities and value stocks across a range of out-of-favor sectors, such as health care, telecommunication services, energy and financials.

At Templeton, we have maintained our valuation discipline and adhered to our time-tested investment process throughout this challenging period. These strategies have led to a number of encouraging performance developments during the six months under review, such as the outperformance of our overweighted energy stocks as oil prices rebounded and financials stocks as interest rates rose, but also some continued challenges.3 Chief among challenges was the continued weakness of the Fund’s overweighted health care holdings.4 Concerns about generic competition, regulatory scrutiny and a consolidating payor sector all remained headwinds for health care stocks during the review period. However, we remain positive on the sector overall. We believe pricing pressures and generic competition are best addressed through innovation, and innovation is fueled by research and development, which has doubled in the pharmaceuticals industry in the past 30 years. Furthermore, despite the political controversy surrounding drug pricing, prescription drug costs account for less than 15% of health care spending in the US and the EU. Given the efficacy of these drugs and their ability to reduce costs elsewhere in the health

3. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

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care system, we believe they likely represent good value for the money. Overall, the pharmaceuticals industry is not often cheap based on free cash flow multiples, and we are finding the best values among innovative firms that in our analysis are capable of commanding pricing power by successfully addressing unmet medical needs. It is rare to find highly cash-generative, innovative businesses with attractive growth potential trading in what we consider deep value territory, but we believe select biotechnology and pharmaceuticals firms offer just such a proposition.

US biopharmaceutical firm Allergan is an example of what we consider a fundamentally solid company with good growth prospects that has been excessively impacted by investor pessimism. In addition to the broader sector headwinds, the stock has succumbed to worries about generic competition and the poor performance of its stake in beleaguered Israeli generic drugmaker Teva Pharmaceutical Industries (also a Fund holding). We take a longer term, holistic view of Allergan’s prospects; in our analysis, the overall durability and exclusivity of the firm’s drug portfolio is among the best in the business. Allergan also has among the lowest exposures to the US government as a benefits payor, compared with its peers, insulating it from one of the pharmaceuticals industry’s main sources of pricing anxiety. With strong earnings and free cash flow growth expected from its current drug portfolio and a new product pipeline offering attractive longer term growth prospects, we continue to believe Allergan is significantly undervalued at recent levels.

Information technology (IT) was another relative laggard during the period.5 Although the Fund’s IT holdings delivered double-digit percentage returns, they failed to keep pace with the benchmark’s IT components, and relative performance was further hindered by an underweighting in the sector. Although none of our IT holdings finished among the Fund’s biggest relative detractors, US software developer Oracle detracted. Its shares have been pressured lately by disappointing results stemming from the company’s efforts to develop its cloud business. We believe the negative near-term impact is creating an opportunity to invest in a long-term industry leader and beneficiary of major technology trends at what we consider low valuations. The firm’s core database business commands a significant global market share, which we think is defensible given Oracle’s incumbent advantage and the advanced

Top 10 Sectors/Industries

2/28/18

% of Total Net Assets
Banks	13.6%
Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	8.5%
Insurance	5.2%
Media	4.4%
Biotechnology	4.0%
Software	3.5%
Technology Hardware, Storage & Peripherals	3.5%
Internet Software & Services	3.2%
Specialty Retail	3.2%

functionality and reliability of its products. The transition to cloud services, meanwhile, should increase Oracle’s revenue and profit opportunity and grow its market over time, in our analysis. We continue to find select value in the IT sector more broadly, though not enough to justify an even-weighted allocation relative to the index, as some pockets of the IT sector look unsustainably expensive to us. With every major tier in the tech “stack” disrupted by new technologies, our approach is to identify mature companies we believe have the ability to adapt to change, as well as new entrants we feel are likely to emerge as winners. Although we have some exposure to the dominant internet and consumer technology firms that have performed well recently, we have avoided a number of these stocks due to valuation concerns.

Other relative sector laggards during the period included telecommunication services, due to an overweighted allocation, and consumer discretionary and materials, due to under-weighted allocations.6 The telecommunication services sector was also pressured by weakness among Asian operators, such as Singapore Telecommunications and China Telecom. In general, we believe some of the best structural growth opportunities in Asia are based on the long-term wealth accumulation and demand potential of the region’s consumers. Although some investors look to the manufacturers of electronic gadgets or luxury goods for exposure to this investment theme, we note that the makers of those products tend to cater to a global audience and command premium valuations. Conversely, what we consider low-valued telecommunication services companies may be better

5. The IT sector comprises communications equipment; internet software and services; IT services; software; and technology hardware, storage and peripherals in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The consumer discretionary sector comprises automobiles, household durables, leisure products, media, multiline retail and specialty retail in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.

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positioned to benefit from these trends, in our assessment, as owners and operators of the critical communications infrastructure are required to facilitate the rise of a new middle class.

Turning to consumer discretionary, Luxembourg-based satellite provider SES notably detracted, pressured by analyst downgrades and a launch error that caused it to lose contact with a satellite. Recent adversities have caused the stock to decline and its price-to-book value to become much lower than the company’s industry peers. Our analysis implies SES has recently been trading at replacement cost for a business with very high barriers to entry and valuable orbital satellite slots that cannot be replicated. Additionally, the company’s high single-digit dividend and free cash flow yields, as well as a contract backlog equivalent to four years of revenue, lead us to believe its shares remain undervalued. On a positive note, the Fund’s consumer discretionary position also included two of the reporting period’s top contributors: US media group Twenty-First Century Fox and UK home improvement retailer Kingfisher.

Finally, from the materials sector, shares of Canadian gold miner Barrick Gold retreated amid general weakness in precious metals mining stocks. Although the price of gold has remained firm amid US dollar weakness and geopolitical uncertainties, mining stocks declined as gold stayed range-bound. History suggests that a modest exposure to gold and silver miners can help optimize risk-adjusted returns over time, and with valuations across the sector remaining attractive to us, we have maintained select investments in a handful of mining stocks that in our analysis have resilient balance sheets, low cost positions and identifiable value catalysts.

Among Fund contributors, we were encouraged by the outperformance of our long-standing energy overweighting. Stock selection also buoyed the Fund’s energy holdings, and three oil firms were among the period’s top contributors: US oilfield services firm Helmerich & Payne, UK oil major Royal Dutch Shell and US exploration and production firm ConocoPhillips. A rising oil price and strong sector performance have largely rewarded our decision to stay the course despite price volatility that accompanied fears of a supply glut earlier in 2017. We expected that oil price would climb toward US$60 per barrel, beyond which it could remain range-bound as swing producers in the North American shale fields bring supply back on line. Barring any external shocks, we expected renewed supply above US$60, which will likely cap further significant price appreciation, and we have been selectively reducing exposure at this point in the cycle.

Top 10 Holdings

2/28/18

Company Sector/Industry, Country	% of Total Net Assets
Oracle Corp.	2.3%
Software, US
Citigroup Inc.	2.3%
Banks, US
Royal Dutch Shell PLC	2.1%
Oil, Gas & Consumable Fuels, UK
Amgen Inc.	2.0%
Biotechnology, US
Samsung Electronics Co. Ltd.	2.0%
Technology Hardware, Storage & Peripherals,
South Korea
Standard Chartered PLC	1.9%
Banks, UK
Teva Pharmaceutical Industries Ltd.	1.9%
Pharmaceuticals, Israel
Kingfisher PLC	1.9%
Specialty Retail, UK
BP PLC	1.8%
Oil, Gas & Consumable Fuels, UK
Baidu Inc.	1.8%
Internet Software & Services, China

Stock selection and an overweighted position contributed to the outperformance of the Fund’s financials holdings as well, led by Asian lenders, such as South Korea-based KB Financial Group and Thailand-based Bangkok Bank. We continue to find attractive opportunities among modestly valued financials holdings in Asia, where prospects for improving corporate governance and political stability have combined with rising interest rates and genuine economic growth to benefit the regional banking industry. We also remain constructive on our long-standing overweighted allocation to certain European banks. European banks outperformed the regional market in 2017 for the first time in four years, buoyed by solid earnings and the prospect of higher interest rates. Expectations for the timing and speed of interest rate increases have fluctuated, although the recent consensus view is that ECB President Draghi will raise interest rates before retiring in October 2019. Despite such expectations and the rising likelihood of a more hawkish successor, rate-sensitive banks in Europe have generally been trading on par with the broader industry. In the US, where the rising interest rate cycle has already been progressing, rate-sensitive banks have been trading at about a 20% premium, suggesting to us that shares of European lenders may have additional scope to advance as the region’s policy cycle matures. Although European banks overall are no longer abundantly cheap, trading in line with their long-term average multiples, valuations still look reasonably attractive to us based

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TEMPLETON GROWTH FUND, INC.

on dividend yields and relative to US banks. We expect that a combination of rising interest rates, regional economic growth and the resolution of a long-running regulatory overhaul should increase clarity on European banks’ earnings outlooks and pave the way for additional gains among select stocks.

The Fund also benefited from underweightings in the consumer staples and utilities sectors, which underperformed the broader market.7 We continue to find only limited opportunities in these defensive sectors, which we consider to be expensive. The consumer staples sector remains more richly valued than both the broader market and its own history, a premium that we believe is unwarranted given the sector’s generally weak profit margins and scarce growth opportunities. Utilities also appear richly valued considering the potential impacts of weaker economic growth and increasing regulatory interference on power demand and industry pricing. Concerns about oversupply in developed markets also persist, further clouding the sector’s outlook.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2018, the US dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

From a regional standpoint, the benefit of stock selection in Europe was offset by an unfavorable overweighting, while in Asia, a favorable overweighting was offset by stock-specific weakness. Stock selection and an underweighting in the US also detracted. Although we are still finding select bottom-up value in regions around the world, we continue to favor international markets over the US due to our view of their discounted valuations, better structural growth prospects and earlier stage economic and policy cycles. Ultimately, we remain committed to buying what we consider undervalued and mispriced stocks wherever we find them. Admittedly, this

Top 10 Countries

2/28/18

% of Total Net Assets
US	37.6%
UK	12.7%
France	5.5%
Japan	5.1%
China	4.5%
South Korea	4.1%
Netherlands	4.0%
Germany	3.3%
Switzerland	2.8%
Canada	2.3%

value-oriented approach has faced some headwinds. After outperforming growth in 2016, value lagged growth in 2017, with global growth outperforming value in the past 10 years. We believe value’s headwinds stem largely from unconven-tional monetary policies, which have depressed interest rates and sent investors out the risk curve in search of growth and yield. We believe these policies are unsustainable for three reasons. First, they increase social inequality, which has political consequences; second, they inflate asset prices, which creates stability risks; and third, rising inflation pressure and falling unemployment give data-dependent central bankers reasons to begin reversing such policies. We believe this mature cycle will eventually change, and with it the conditions that have been unfavorable to value. Against this backdrop, we have positioned the portfolio somewhat more defensively in recent quarters, taking gains among pro-cyclical stocks and reinvesting in what we consider cheaper, under-owned areas of the market. Despite some clear areas of what we deem as excessive enthusiasm and overvaluation, our bottom-up, fundamentals-oriented research has continued to uncover cheap stocks in regions and sectors around the world, and we remain constructive about the Fund’s prospects for capital appreciation and preservation over a long-term investment horizon.

7. The consumer staples sector comprises beverages, food and staples retailing, and personal products in the SOI. The utilities sector comprises multi-utilities in the SOI. See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GROWTH FUND, INC.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA

Tucker Scott, CFA
James Harper, CFA
Heather Arnold, CFA
Christopher James Peel, CFA
Herbert J. Arnett, Jr.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
6-Month	+5.84%	-0.24%
1-Year	+13.45%	+6.94%
5-Year	+47.06%	+6.75%
10-Year	+55.49%	+3.90%

Advisor
6-Month	+5.94%	+5.94%
1-Year	+13.71%	+13.71%
5-Year	+48.96%	+8.30%
10-Year	+59.42%	+4.77%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Distributions (9/1/17–2/28/18)

Share Class	Net Investment Income
A	$0.4866
C	$0.2811
R	$0.4176
R6	$0.5845
Advisor	$0.5546

Total Annual Operating Expenses3

Share Class
A	1.05%
Advisor	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,058.40	$5.41	$1,019.54	$5.31	1.05%
C	$1,000	$1,054.30	$9.22	$1,015.82	$9.05	1.80%
R	$1,000	$1,057.10	$6.68	$1,018.30	$6.56	1.30%
R6	$1,000	$1,060.30	$3.58	$1,021.32	$3.51	0.70%
Advisor	$1,000	$1,059.40	$4.14	$1,020.78	$4.06	0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

TEMPLETON GROWTH FUND, INC.

Financial Highlights

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017		2016		2015	2014		2013
Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$26.26	$22.67		$22.60		$26.05	$22.13		$18.04

Income from investment operations[a]:

Net investment income[b]	0.14	0.38		0.35		0.42	0.55	[c]	0.30

Net realized and unrealized gains (losses)	1.39	3.55		0.08		(3.20)	3.68		4.15

Total from investment operations	1.53	3.93		0.43		(2.78)	4.23		4.45

Less distributions from net investment income .	(0.49)	(0.34)		(0.36)		(0.67)	(0.31)		(0.36)

Net asset value, end of period	$27.30	$26.26		$22.67		$22.60	$26.05		$22.13

Total return[d]	5.84%	17.49%		1.97%		(10.76)%	19.22%		25.00%

Ratios to average net assets[e]

Expenses.	1.05%[f]	1.06%	[f,g]	1.07%	[f,g]	1.05% [f]	1.03%		1.07%	[g]

Net investment income	1.05%	1.55%		1.60%		1.74%	2.18%	[c]	1.47%

Supplemental data

Net assets, end of period (000’s)	$10,876,016	$10,880,427		$10,524,247		$11,506,800	$14,138,298		$12,970,707

Portfolio turnover rate	8.63%	29.17%		23.05%		18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC .

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014		2013
Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$25.52	$22.04	$21.96	$25.32	$21.53		$17.56

Income from investment operations[a]:

Net investment income[b]	0.04	0.19	0.18	0.23	0.35	[c]	0.14

Net realized and unrealized gains (losses)	1.34	3.45	0.08	(3.11)	3.58		4.05

Total from investment operations	1.38	3.64	0.26	(2.88)	3.93		4.19

Less distributions from net investment income	(0.28)	(0.16)	(0.18)	(0.48)	(0.14)		(0.22)

Net asset value, end of period	$26.62	$25.52	$22.04	$21.96	$25.32		$21.53

Total return[d]	5.43%	16.61%	1.20%	(11.44)%	18.30%		24.07%

Ratios to average net assets[e]

Expenses	1.80%[f]	1.81%[f,g]	1.82%[f,g]	1.80%[f]	1.78%		1.82%[g]

Net investment income	0.30%	0.80%	0.85%	0.99%	1.43%[c]		0.72%

Supplemental data

Net assets, end of period (000’s)	$594,465	$594,594	$634,175	$724,843	$900,525		$800,312

Portfolio turnover rate	8.63%	29.17%	23.05%	18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GROWTH FUND, INC .

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014		2013
Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$26.00	$22.45	$22.37	$25.78	$21.91		$17.86

Income from investment operations[a]:

Net investment income[b]	0.11	0.31	0.29	0.36	0.48	[c]	0.25

Net realized and unrealized gains (losses)	1.37	3.52	0.08	(3.17)	3.64		4.12

Total from investment operations	1.48	3.83	0.37	(2.81)	4.12		4.37

Less distributions from net investment income	(0.42)	(0.28)	(0.29)	(0.60)	(0.25)		(0.32)

Net asset value, end of period	$27.06	$26.00	$22.45	$22.37	$25.78		$21.91

Total return[d]	5.71%	17.18%	1.72%	(10.97)%	18.88%		24.72%

Ratios to average net assets[e]

Expenses	1.30%[f]	1.31%[f,g]	1.32%[f,g]	1.30%[f]	1.28%		1.32%[g]

Net investment income	0.80%	1.30%	1.35%	1.49%	1.93%[c]		1.22%

Supplemental data

Net assets, end of period (000’s)	$95,865	$99,389	$104,180	$119,665	$155,334		$146,530

Portfolio turnover rate	8.63%	29.17%	23.05%	18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC .

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014		2013[a]
Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$26.29	$22.69	$22.63	$26.08	$22.16		$21.34

Income from investment operations[b]:

Net investment income[c]	0.19	0.46	0.43	0.51	0.63	[d]	0.17

Net realized and unrealized gains (losses)	1.38	3.56	0.08	(3.20)	3.68		0.65

Total from investment operations	1.57	4.02	0.51	(2.69)	4.31		0.82

Less distributions from net investment income	(0.58)	(0.42)	(0.45)	(0.76)	(0.39)		—

Net asset value, end of period	$27.28	$26.29	$22.69	$22.63	$26.08		$22.16

Total return[e]	6.03%	17.94%	2.34%	(10.41)%	19.60%		3.84%

Ratios to average net assets[f]

Expenses	0.70%[g]	0.71%[g,h]	0.70%[g,h]	0.70%[g]	0.69%		0.71%[h]

Net investment income	1.40%	1.90%	1.97%	2.09%	2.52%[d]		1.83%

Supplemental data

Net assets, end of period (000’s)	$1,851,477	$1,843,276	$1,859,796	$1,977,253	$2,363,855		$2,042,413

Portfolio turnover rate	8.63%	29.17%	23.05%	18.47%	17.17%		12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2018	Year Ended August 31,
	(unaudited)	2017	2016	2015	2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$26.33	$22.73	$22.66	$26.13	$22.15		$18.06

Income from investment operations[a]:

Net investment income[b]	0.17	0.45	0.40	0.49	0.59	[c]	0.31

Net realized and unrealized gains (losses)	1.38	3.55	0.09	(3.22)	3.71		4.19

Total from investment operations	1.55	4.00	0.49	(2.73)	4.30		4.50

Less distributions from net investment income	(0.55)	(0.40)	(0.42)	(0.74)	(0.32)		(0.41)

Net asset value, end of period	$27.33	$26.33	$22.73	$22.66	$26.13		$22.15

Total return[d]	5.94%	17.78%	2.25%	(10.54)%	19.55%		25.28%

Ratios to average net assets[e]

Expenses.	0.80%[f]	0.81%[f,g]	0.82%[f,g]	0.80%[f]	0.78%		0.82%	[g]
Net investment income	1.30%	1.80%	1.85%	1.99%	2.43%	[c]	1.72%

Supplemental data

Net assets, end of period (000’s)	$499,796	$523,263	$388,677	$396,094	$429,080		$425,222

Portfolio turnover rate	8.63%	29.17%	23.05%	18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Statement of Investments, February 28, 2018 (unaudited)

	Industry	Shares	Value

Common Stocks 96.1%
Canada 2.3%
Barrick Gold Corp .	Metals & Mining	8,577,400	$98,811,648
[a] Husky Energy Inc.	Oil, Gas & Consumable Fuels	7,166,800	94,611,590
Wheaton Precious Metals Corp.	Metals & Mining	6,785,047	129,493,299

			322,916,537

China 4.5%
[a] Baidu Inc., ADR	Internet Software & Services	972,600	245,425,884
China Life Insurance Co. Ltd., H	Insurance	59,196,000	175,864,528
China Mobile Ltd.	Wireless Telecommunication Services	6,253,500	58,651,908
[b] China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	31,916,334
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	123,100,000	54,267,533
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	72,174,700	67,877,483

			634,003,670

Denmark 0.3%
Vestas Wind Systems AS	Electrical Equipment	522,420	37,968,038

France 5.5%
AXA SA	Insurance	6,984,419	220,352,840
BNP Paribas SA	Banks	2,420,090	193,005,573
Compagnie de Saint-Gobain	Building Products	327,510	18,677,536
Credit Agricole SA	Banks	6,284,163	108,368,510
Sanofi	Pharmaceuticals	1,461,429	115,944,812
Veolia Environnement SA	Multi-Utilities	4,815,820	117,329,754

			773,679,025

Germany 3.3%
innogy SE	Multi-Utilities	4,053,200	162,242,306
Merck KGaA	Pharmaceuticals	1,255,504	125,937,602
Siemens AG	Industrial Conglomerates	1,301,662	172,205,724

			460,385,632

Hong Kong 0.9%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	8,408,000	105,288,687
Value Partners Group Ltd.	Capital Markets	20,445,000	19,384,471

			124,673,158

India 0.8%
Hero Motocorp Ltd.	Automobiles	1,932,181	106,570,701

Ireland 0.3%
[a] Bank of Ireland Group PLC	Banks	4,410,086	41,428,350

Israel 1.9%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	14,026,252	262,571,437

Italy 1.6%
Eni SpA	Oil, Gas & Consumable Fuels	13,163,395	220,237,823

Japan 5.1%
Nissan Motor Co. Ltd.	Automobiles	10,123,100	106,728,715
Panasonic Corp.	Household Durables	13,255,100	208,382,271
Ryohin Keikaku Co. Ltd.	Multiline Retail	189,900	65,225,013
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	873,100	36,501,561
SoftBank Group Corp.	Wireless Telecommunication Services	1,558,300	129,900,928
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	1,376,500	64,913,059
Suntory Beverage & Food Ltd.	Beverages	2,211,200	103,198,313

			714,849,860

franklintempleton.com	Semiannual Report	17

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Luxembourg 1.7%
SES SA, IDR	Media	14,776,803	$236,703,706

Netherlands 4.0%
Aegon NV	Insurance	28,994,096	202,756,881
Akzo Nobel NV	Chemicals	2,170,941	211,248,198
ING Groep NV	Banks	3,857,099	68,128,559
[a] QIAGEN NV	Life Sciences Tools & Services	2,046,810	69,169,900

			551,303,538

Portugal 0.7%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	5,549,819	100,681,490

Russia 0.5%
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	3,546,471	70,681,167

Singapore 2.0%
DBS Group Holdings Ltd.	Banks	3,638,934	78,838,534
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	78,512,700	200,326,811

			279,165,345

South Korea 4.1%
Hyundai Motor Co.	Automobiles	621,458	92,516,378
KB Financial Group Inc.	Banks	3,410,144	201,181,018
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	127,667	276,907,609

			570,605,005

Spain 0.7%
Telefonica SA	Diversified Telecommunication Services	10,000,787	97,522,278

Sweden 2.0%
[a] Arjo AB, B	Health Care Equipment & Supplies	9,065,451	28,664,939
Ericsson, B	Communications Equipment	19,446,791	130,867,264
Getinge AB, B	Health Care Equipment & Supplies	9,065,451	114,440,939

			273,973,142

Switzerland 2.8%
Roche Holding AG	Pharmaceuticals	776,328	180,310,030
UBS Group AG	Capital Markets	10,959,181	209,735,650

			390,045,680

Thailand 1.3%
Bangkok Bank PCL, fgn	Banks	17,984,500	131,315,397
Bangkok Bank PCL, NVDR	Banks	8,099,000	54,250,444

			185,565,841

United Kingdom 12.7%
BAE Systems PLC	Aerospace & Defense	27,170,802	216,769,966
Barclays PLC	Banks	27,161,363	79,848,654
BP PLC	Oil, Gas & Consumable Fuels	38,118,280	249,391,811
HSBC Holdings PLC	Banks	20,709,740	206,410,688
Kingfisher PLC	Specialty Retail	52,150,193	257,001,571
Man Group PLC	Capital Markets	23,440,122	55,433,816
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	9,316,818	297,756,268
[a] Standard Chartered PLC	Banks	24,000,406	267,947,981
Vodafone Group PLC	Wireless Telecommunication Services	46,791,871	131,276,258

			1,761,837,013

18	Semiannual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
United States 37.1%
Advance Auto Parts Inc.	Specialty Retail	1,588,700	$181,508,975
Allergan PLC	Pharmaceuticals	1,732,447	198,447,057
Ally Financial Inc.	Consumer Finance	1,576,830	43,993,557
[a] Alphabet Inc., A	Internet Software & Services	186,159	205,504,643
American International Group Inc.	Insurance	2,249,390	128,980,023
AmerisourceBergen Corp.	Health Care Providers & Services	1,738,000	165,388,080
Amgen Inc.	Biotechnology	1,532,560	281,638,551
Apache Corp.	Oil, Gas & Consumable Fuels	3,378,940	115,390,801
Apple Inc.	Technology Hardware, Storage & Peripherals	1,137,280	202,572,314
Capital One Financial Corp.	Consumer Finance	1,852,850	181,449,601
Cardinal Health Inc.	Health Care Providers & Services	2,104,950	145,683,590
[a] Celgene Corp.	Biotechnology	600,240	52,292,909
Cisco Systems Inc.	Communications Equipment	1,811,640	81,125,239
Citigroup Inc.	Banks	4,229,550	319,288,729
Comcast Corp., A	Media	4,549,420	164,734,498
[a] CommScope Holding Co. Inc.	Communications Equipment	1,863,400	72,132,214
ConocoPhillips	Oil, Gas & Consumable Fuels	3,579,420	194,398,300
Coty Inc., A	Personal Products	9,081,074	175,446,350
DXC Technology Co.	IT Services	922,658	94,609,351
Eli Lilly & Co.	Pharmaceuticals	1,911,840	147,249,917
Gilead Sciences Inc.	Biotechnology	2,820,100	222,026,473
[b] Helmerich & Payne Inc.	Energy Equipment & Services	1,581,100	102,060,005
JPMorgan Chase & Co.	Banks	1,283,400	148,232,700
Mattel Inc.	Leisure Products	2,081,100	33,089,490
Medtronic PLC	Health Care Equipment & Supplies	1,119,710	89,453,632
Microsoft Corp.	Software	1,745,370	163,663,345
[a] Navistar International Corp.	Machinery	4,435,290	165,525,023
[a] NetScout Systems Inc.	Communications Equipment	850,920	22,591,926
Oracle Corp.	Software	6,319,260	320,196,904
Perrigo Co. PLC	Pharmaceuticals	1,919,790	156,386,093
Twenty-First Century Fox Inc., A	Media	5,795,460	213,388,837
United Parcel Service Inc., B	Air Freight & Logistics	1,275,340	133,158,249
Voya Financial Inc.	Diversified Financial Services	1,584,377	80,834,915
Walgreens Boots Alliance Inc.	Food & Staples Retailing	2,321,800	159,948,802
			5,162,391,093

Total Common Stocks (Cost $10,774,693,612)			13,379,759,529

		Principal Amount

Corporate Bonds (Cost $63,709,307) 0.5%
United States 0.5%
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	$68,272,000	72,880,360

Total Investments before Short Term Investments (Cost $10,838,402,919)			13,452,639,889

franklintempleton.com	Semiannual Report	19

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount	Value

Short Term Investments 3.2%

Time Deposits 3.1%
United States 3.1%
National Australia Bank Ltd., 1.32%, 3/01/18	$270,000,000	$270,000,000
Royal Bank of Canada, 1.37%, 3/01/18	163,800,000	163,800,000

Total Time Deposits (Cost $433,800,000)		433,800,000

	Shares
[d] Investments from Cash Collateral Received for Loaned Securities (Cost $6,013,400) 0.1%

Money Market Funds 0.1%
United States 0.1%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.02%	6,013,400	6,013,400

Total Investments (Cost $11,278,216,319) 99.8%		13,892,453,289

Other Assets, less Liabilities 0.2%		25,166,491

Net Assets 100.0%		$13,917,619,780

See Abbreviations on page 33.

aNon-income producing.

bA portion or all of the security is on loan at February 28, 2018. See Note 1(c).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors.

dSee Note 6 regarding securities on loan.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities

February 28, 2018 (unaudited)

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$11,272,202,919
Cost - Non-controlled affiliates (Note 3f and 8)	6,013,400
Value - Unaffiliated issuers	$13,886,439,889
Value - Non-controlled affiliates (Note 3f and 8)	6,013,400
Cash	105,336
Receivables:
Investment securities sold	6,309,960
Capital shares sold	3,063,207
Dividends and interest	44,155,986
European Union tax reclaims	16,816,223
Other assets	14,630
Total assets	13,962,918,631

Liabilities:
Payables:
Investment securities purchased	13,180,399
Capital shares redeemed	11,247,706
Management fees	7,338,944
Distribution fees	2,611,233
Transfer agent fees	3,305,732
Payable upon return of securities loaned	6,013,400
Deferred tax	371,925
Accrued expenses and other liabilities	1,229,512
Total liabilities	45,298,851
Net assets, at value	$13,917,619,780
Net assets consist of:
Paid-in capital	$11,236,287,527
Undistributed net investment income	16,918,170
Net unrealized appreciation (depreciation)	2,615,360,241
Accumulated net realized gain (loss)	49,053,842
Net assets, at value	$13,917,619,780

+Includes securities loaned	$5,713,160

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

February 28, 2018 (unaudited)

Class A:
Net assets, at value	$10,876,015,963
Shares outstanding	398,389,680
Net asset value per share[a]	$27.30
Maximum offering price per share (net asset value per share ÷ 94.25%)	$28.97
Class C:
Net assets, at value	$594,465,471
Shares outstanding	22,328,200
Net asset value and maximum offering price per share[a]	$26.62
Class R:
Net assets, at value	$95,865,151
Shares outstanding	3,542,812
Net asset value and maximum offering price per share	$27.06
Class R6:
Net assets, at value	$1,851,477,201
Shares outstanding	67,880,228
Net asset value and maximum offering price per share	$27.28
Advisor Class:
Net assets, at value	$499,795,994
Shares outstanding	18,287,061
Net asset value and maximum offering price per share	$27.33

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$140,238,388
Interest:
Unaffiliated issuers	6,582,967
Income from securities loaned (net of fees and rebates)	256,572
Other income (Note 1d)	774,895
Total investment income	147,852,822
Expenses:
Management fees (Note 3a)	47,768,926
Distribution fees: (Note 3c)
Class A	13,727,306
Class C	2,992,958
Class R	246,551
Transfer agent fees: (Note 3e)
Class A	5,884,870
Class C	320,456
Class R	53,293
Advisor Class	273,956
Custodian fees (Note 4)	531,632
Reports to shareholders	388,239
Registration and filing fees	80,158
Professional fees	196,351
Directors’ fees and expenses	130,296
Other	49,102
Total expenses	72,644,094
Expenses waived/paid by affiliates (Note 3f)	(45,294)
Net expenses	72,598,800
Net investment income	75,254,022
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	433,425,360
Non-controlled affiliates (Note 3f and 8)	4,225,731
Foreign currency transactions	1,455,524
Net realized gain (loss)	439,106,615
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	290,535,671
Translation of other assets and liabilities denominated in foreign currencies	(63,252)
Change in deferred taxes on unrealized appreciation	662,456
Net change in unrealized appreciation (depreciation)	291,134,875
Net realized and unrealized gain (loss)	730,241,490
Net increase (decrease) in net assets resulting from operations	$805,495,512

*Foreign taxes withheld on dividends	$8,514,314

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended February 28, 2018 (unaudited)	Year Ended August 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$75,254,022	$215,494,018
Net realized gain (loss)	439,106,615	549,563,906
Net change in unrealized appreciation (depreciation)	291,134,875	1,458,765,968

Net increase (decrease) in net assets resulting from operations	805,495,512	2,223,823,892

Distributions to shareholders from:
Net investment income:
Class A	(195,191,318)	(150,590,934)
Class C	(6,311,785)	(4,486,414)
Class R	(1,537,795)	(1,204,674)
Class R6	(40,254,398)	(33,129,446)
Advisor Class	(10,062,504)	(7,018,978)

Total distributions to shareholders	(253,357,800)	(196,430,446)

Capital share transactions: (Note 2)
Class A	(435,959,192)	(1,222,141,155)
Class C	(25,639,504)	(131,858,742)
Class R	(7,667,524)	(19,800,498)
Class R6	(63,226,439)	(291,674,151)
Advisor Class	(42,974,723)	67,955,675

Total capital share transactions	(575,467,382)	(1,597,518,871)

Net increase (decrease) in net assets	(23,329,670)	429,874,575
Net assets:
Beginning of period	13,940,949,450	13,511,074,875
End of period	$13,917,619,780	$13,940,949,450

Undistributed net investment income included in net assets:
End of period	$16,918,170	$195,021,948

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TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com	Semiannual Report	25

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the

26	Semiannual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general

franklintempleton.com	Semiannual Report	27

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

g. Guarantees and Indemnifications (continued)

indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At February 28, 2018, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,658,377	$209,296,457	17,970,411	$440,938,193
Shares issued in reinvestment of distributions	6,012,474	161,659,268	5,266,762	124,927,590
Shares redeemed	(29,547,402)	(806,914,917)	(73,159,840)	(1,788,006,938)

Net increase (decrease)	(15,876,551)	$(435,959,192)	(49,922,667)	$(1,222,141,155)

Class C Shares:
Shares sold	888,364	$23,734,631	1,518,318	$36,203,855
Shares issued in reinvestment of distributions	236,590	6,212,842	178,644	4,140,979
Shares redeemed	(2,093,866)	(55,586,977)	(7,172,776)	(172,203,576)

Net increase (decrease)	(968,912)	$(25,639,504)	(5,475,814)	$(131,858,742)

Class R Shares:
Shares sold	158,517	$4,276,732	397,775	$9,698,059
Shares issued in reinvestment of distributions	56,467	1,505,423	50,146	1,179,928
Shares redeemed	(494,595)	(13,449,679)	(1,266,726)	(30,678,485)

Net increase (decrease)	(279,611)	$(7,667,524)	(818,805)	$(19,800,498)

Class R6 Shares:
Shares sold	2,449,726	$66,185,422	755,882	$18,359,631
Shares issued in reinvestment of distributions	1,451,754	38,965,075	1,358,201	32,175,780
Shares redeemed	(6,138,639)	(168,376,936)	(13,947,550)	(342,209,562)

Net increase (decrease)	(2,237,159)	$(63,226,439)	(11,833,467)	$(291,674,151)

Advisor Class Shares:
Shares sold	1,619,304	$44,034,491	8,486,061	$206,700,667
Shares issued in reinvestment of distributions	335,044	9,012,671	270,582	6,423,618
Shares redeemed	(3,543,306)	(96,021,885)	(5,983,373)	(145,168,610)
Net increase (decrease)	(1,588,958)	$(42,974,723)	2,773,270	$67,955,675

28	Semiannual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

For the period ended February 28, 2018, the annualized gross effective investment management fee rate was 0.680% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

franklintempleton.com	Semiannual Report	29

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$238,250
CDSC retained	$5,533

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2018, the Fund paid transfer agent fees of $6,532,575, of which $2,088,100 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.02%	—	594,277,236	(588,263,836)	6,013,400	$6,013,400	$ —	$ —	$ —

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

30	Semiannual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

h. Other Affiliated Transactions

At February 28, 2018, one or more of the funds in Franklin Fund Allocator Series owned 12.4% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2017, the Fund had capital loss carryforwards of $438,446,486 expiring in 2018.

At February 28, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,229,822,608

Unrealized appreciation	$3,556,346,619
Unrealized depreciation	(893,715,938)
Net unrealized appreciation (depreciation)	$2,662,630,681

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2018, aggregated $1,173,006,890 and $1,598,456,274, respectively.

At February 28, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $6,013,400 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

franklintempleton.com	Semiannual Report	31

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended February 28, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Navistar International Corp.	5,754,190	—	(1,318,900)	4,435,290	$—	[a]	$—	$4,225,731	$—	[a]

[a]As of February 28, 2018, no longer an affiliate.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of February 28, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments	$ 13,379,759,529	$—	$—	$13,379,759,529
Corporate Bonds	—	72,880,360	—	72,880,360
Short Term Investments	6,013,400	433,800,000	—	439,813,400
Total Investments in Securities	$ 13,385,772,929	$506,680,360	$—	$13,892,453,289

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
IDR	International Depositary Receipt
NVDR	Non-Voting Depositary Receipt

franklintempleton.com	Semiannual Report	33

TEMPLETON GROWTH FUND, INC.

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Growth Fund, Inc. was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida on October 30, 2017 and reconvened on December 15, 2017. The purpose of the meeting was to elect Directors of Templeton Growth Fund, Inc. and to vote on the following proposals: to approve amendments to certain fundamental investment restrictions of the Fund (which included five sub-proposals); to approve the elimination of certain fundamental investment restrictions of the Fund (which included five sub-proposals); and to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. At the meeting, (i) the following persons were elected by the shareholders to serve as Directors of the Templeton Growth Fund, Inc.: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade; and (ii) the proposals and sub-proposals, as applicable, to approve amendments to certain fundamental investment restrictions of the Fund, to approve the elimination of certain fundamental investment restrictions of the Fund, and to approve the use of a “manager of managers” structure were approved by shareholders. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.	To elect a Board of Directors:

Name	For	Withheld
Harris J. Ashton	324,889,965	15,770,249
Ann Torre Bates	325,453,533	15,207,014
Mary C. Choksi	325,443,517	15,217,030
Edith E. Holiday	325,307,144	15,353,403
Gregory E. Johnson	325,391,501	15,269,046
Rupert H. Johnson, Jr.	325,136,853	15,523,694
J. Michael Luttig	325,190,132	15,470,416
David W. Niemiec	325,060,952	15,599,596
Larry D. Thompson	325,088,268	15,572,279
Constantine D. Tseretopoulos	325,469,117	15,191,431
Robert E. Wade	325,020,134	15,640,414

Total Trust Shares Outstanding*: 640,280,948

* As of the record date.

34	Semiannual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve amendments to certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals) as follows:

(a)	To amend the fundamental investment restriction regarding borrowing:

Shares
For	245,361,608
Against	13,156,302
Abstain	39,334,312
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(b) To amend the fundamental investment restriction regarding lending:

Shares
For	245,873,254
Against	12,603,592
Abstain	39,375,374
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(c) To amend the fundamental investment restriction regarding investments in real estate:

Shares
For	246,206,955
Against	12,400,607
Abstain	39,244,661
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(d) To amend the fundamental investment restriction regarding investments in commodities:

Shares
For	245,724,528
Against	12,650,144
Abstain	39,477,551
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(e) To amend the fundamental investment restriction regarding issuing senior securities:

Shares
For	245,533,502
Against	12,705,545
Abstain	39,613,175
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

franklintempleton.com	Semiannual Report	35

TEMPLETON GROWTH FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

Proposal 3.	To approve the elimination of certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals) as follows:

(a) To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets:

Shares
For	243,287,509
Against	14,663,393
Abstain	39,901,317
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(b) To eliminate the fundamental investment restriction regarding purchasing securities on margin, engaging in short sales and investing in options:

Shares
For	243,043,145
Against	15,543,100
Abstain	39,265,970
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(c) To eliminate the fundamental investment restriction regarding investments in other investment companies:

Shares
For	244,999,591
Against	13,415,257
Abstain	39,437,370
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(d) To eliminate the fundamental investment restriction regarding investments in oil and gas programs:

Shares
For	246,258,300
Against	12,394,313
Abstain	39,199,610
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

36	Semiannual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

(e) To eliminate the fundamental investment restriction regarding investments in letter stocks:

Shares

For	243,074,579

Against	14,209,656

Abstain	40,567,986

Broker Non-Votes	42,807,991

Total Fund Shares Voted	340,660,214

Total Fund Shares Outstanding*	640,280,948

Proposal 4.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares

For	245,817,062

Against	13,076,093

Abstain	38,959,066

Broker Non-Votes	42,807,991

Total Fund Shares Voted	340,660,214

Total Fund Shares Outstanding*	640,280,948

franklintempleton.com	Semiannual Report	37

TEMPLETON GROWTH FUND, INC.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

38	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter Templeton Growth Fund, Inc.
Investment Manager Templeton Global Advisors Limited
Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	101 S 04/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

	(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration

Date April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date April 26, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date April 26, 2018